Exhibit 10.2

FORM OF CONVERTIBLE NOTE

THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

$_____xxxxxx_______	July,___, 2010
(“Issuance Date”)

FOR VALUE RECEIVED, SAVE THE WORLD AIR, INC., a corporation organized under the laws of the State of Nevada (the “Company”), promises to pay to the order of “Investor”, as that term is defined on the Acknowledgement and Acceptance page of this Note (hereafter, together with any subsequent holder hereof, called “Holder”), at “Investor’s Address”, as that term is set forth on such page or at such other place as Holder may direct, the “Subscription Amount”, noted above (the “Loan”), payable in full Twelve Months from the date hereof (the “Maturity Date”).

If this Note is not paid in full on or prior to the Maturity Date the remaining balance shall be increased by 10% and the Company shall pay interest thereon at the rate of 10% per annum until all sums due hereunder are paid in full.

Payments of both principal and interest will be made in immediately available funds in lawful money of the United States of America to the Holder at the Investor’s Address.

The Note is subject to the following additional provisions:

1.   The Company shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

2.   This Note has been issued subject to representations, warranties and covenants of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended, and applicable state and other securities laws. Prior to the due presentment for such transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.

3.   The Holder may, at such Holder’s option, at any time while any sums are outstanding and unpaid hereunder, convert the then-outstanding principal amount of this Note or any portion thereof, and any interest and any penalties accrued and unpaid thereon (the “Conversion Amount”), into a number shares of fully paid and nonassessable Common Stock of the Company (the “Conversion Shares”) pursuant to the following formula: the Conversion Amount divided by $0.25 (the “Conversion Price”).  The Holder may exercise the right to convert all or any portion of the Conversion Amount by delivering to the Company (i) an executed and completed notice of conversion in the form attached to this Note (the "Notice of Conversion") to the Company and (ii) this Note.  The business day on which a Notice of Conversion and this Note are delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date". The Company will transmit the certificates representing Conversion Shares issuable upon such conversion of this Note (together with the certificates representing the amount of this Note not so converted) to the Holder via express courier within ten Business Days after the Conversion Date.  No fractional shares shall be issued upon conversion of this Note.  The amount of any of the Conversion Amount which is less than a whole share of Common Stock shall be paid to the Holder in cash.  Any delay due to such circumstance shall not be an event of default under this Note.  Company shall promptly take action to affect such amendments to its charter.

4.   The principal amount of this Note, and any accrued interest thereon, shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.

5.   The number of Conversion Shares shall be adjusted as follows:

a.  If the Company shall at any time after the Issuance Date subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced.

b.  If the Company shall at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of Conversion Shares issuable upon conversion of this Note shall be proportionately increased; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the number of Conversion Shares shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made.

c.  If Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon exercise of the conversion right of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company which Holder would have received had the Conversion Amount of this Note been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the date of conversion or purchase, retained such securities receivable during such period.

d.  If the Common Stock issuable upon the conversion of this Note or option to purchase is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a transaction described elsewhere in Section 5 of this Note), then, and in any such event, each Holder shall have the right thereafter, upon conversion of this Note or purchase pursuant to option to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change, in an amount equal to the amount that Holder would have been entitled to had it immediately prior to such reorganization, reclassification or change converted this Note, but only to the extent this Note is actually converted, all subject to further adjustment as provided herein.

6.   No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Note at the place, time, and rate, and in the coin or currency herein prescribed.

7.   Events of Default.  Each of the following occurrences is hereby defined as an “Event of Default”:

Nonpayment.  The Company shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

Dissolutions, etc.  The Company or any subsidiary shall fail to comply with any provision concerning its existence or any prohibition against dissolution, liquidation, merger, consolidation or sale of assets; or

Noncompliance with this Agreement.  The Company shall fail to comply in any material respect with any provision hereof, which failure does not otherwise constitute an Event of Default; or

Insolvency.  The institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Company, which proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

If one or more "Events of Default" shall occur, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may elect to consider this Note (and all interest through such date) immediately due and payable. In order to so elect, the Holder must deliver written notice of the election and the amount due to the Company via certified mail, return receipt requested, at the Company’s address as set forth herein (or any other address provided to the Holder), and thereafter the Company shall have ten (10) business days upon receipt to cure the Event of Default or pay this Note, or convert the amount due on the Note pursuant to the conversion formula set forth above.

8.   In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

9.   This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

10.   The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for Conversion Shares upon the conversion of this Note, and such certificates shall be issued in the name of the Holder of this Note.

11.   This Note may be prepaid in whole or in part at any time or from time to time without premium or penalty upon 10 days’ prior written notice from the Company to the Holder.

12.   Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of this Note, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Note, and upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver to the Holder, in lieu thereof, a new Note in substantially identical form and dated as of such cancellation.

13.   If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business day.

14.           (a)           This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such state.

(b)           Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified.

(c)           The Holder acknowledges that the Conversion Shares acquired upon the exercise of this Note may have restrictions upon its resale imposed by state and federal securities laws.

(d)           With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

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(e)             This Note may not be amended, altered or modified except by a writing signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by an officer thereunto duly authorized.

SAVE THE WORLD AIR, INC.

By_____SPECIMEN_____________
Name:   Cecil Bond Kyte
Title:     Chief Executive Officer

ACKNOWLEDGED AND ACCEPTED:

_______________________________
Investor Name (Signature)

______________________________
Print Name

___________________________
Investor Address

NOTICE OF EXERCISE OF CONVERSION RIGHT

TO:	SAVE THE WORLD AIR, INC.

(1)           The undersigned hereby elects to convert $______________ of the attached Note into ______________ shares of Common Stock (the "Shares") of Save the World Air, Inc. pursuant to the terms of the attached Note.

(2)           Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

__________________________________________________________
(Print Name)

Address:
__________________________________________________________
__________________________________________________________
__________________________________________________________

(3)   The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

(4)   The undersigned accepts such shares subject to the restrictions on transfer set forth in the attached Note.

_______________________	_____________________________________
(Date)	(Signature)

_____________________________________
(Print Name)